SMA Relationship Trust—Series A

Prospectus Supplement

October 28, 2009

Dear Investor:

The purpose of this supplement is to update the Prospectus of the series of SMA Relationship Trust dated April 30, 2009.

Effective October 2009, Andreas Koester and Jonathan Davies are added as portfolio managers for SMA Relationship Trust Series A. Therefore, on pages 40-41 of the Prospectus, the section entitled "Management" sub-heading "Portfolio management—Series A" is replaced in its entirety by the following:

Curt Custard, Andreas Koester and Jonathan Davies are the lead portfolio managers for the Fund. Messrs. Custard, Koester and Davies have access to certain members of the fixed-income and equities investment management teams, each of whom is allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection, and portfolio construction. The team members also have access to additional portfolio managers and analysts within the various asset classes and markets in which the Fund invests. Mr. Custard and Mr. Koester, as senior portfolio managers for the Fund, have responsibility for allocating the portfolio among the various managers and analysts, occasionally implementing trades on behalf of analysts on the team, reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Mr. Davies, as senior portfolio manager for the Fund, has responsibility for setting the currency strategies and making all currency decisions for the Fund, occasionally implementing trades on behalf of analysts on the team and reviewing the overall composition of the portfolio to ensure its compliance with its stated investment objectives and strategies. Information about Messrs. Custard, Koester and Davies is provided below.

Curt Custard is a Managing Director and has been Head of Global Investment Solutions at UBS Global Asset Management since March 2008. Mr. Custard is also a member of the UBS Global Asset Management Executive Committee. Prior to joining UBS Global Asset Management, Mr. Custard was Global Head of Multi-Asset Solutions at Schroders since 2004. Prior to this, Mr. Custard was Chief Investment Officer of the Multi-Asset and Balanced Business of Allianz Global Investors in London since 2000. Mr. Custard has been a portfolio manager of the Fund since its inception.

Andreas Koester is an Executive Director and is Head of Asset Allocation & Currency in the Global Investment Solutions team. Mr. Koester has been at UBS Global Asset Management since March 2009. Prior to joining UBS Global Asset Management, Mr. Koester worked at Schroders since 2005, where he was Head of US & European Multi-Asset Solutions and was also a member of their global asset allocation and alternative investment committees. Prior to joining Schroders, Mr. Koester worked for AXA Investment Managers since 2001 in various portfolio management and asset allocation roles. Mr. Koester has been a portfolio manager of the Fund since 2009.

Code: ZS-395

Jonathan Davies is an Executive Director and is a member of the Global Investment Solutions team, based in London. Mr. Davies has been at UBS Global Asset Management since March 2002. Prior to joining UBS Global Asset Management, Mr. Davies held positions at the Institute for Fiscal Studies and the Financial Services Authority. Mr. Davies has been a portfolio manager of the Fund since 2009.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION WITH YOUR PROSPECTUS DATED APRIL 30, 2009.

SMA Relationship Trust – Series A

Statement of Additional Information Supplement

October 28, 2009

Dear Investor:

The purpose of this supplement is to update the Statement of Additional Information of Series A dated April 30, 2009.

Effective October 2009, Andreas Koester and Jonathan Davies are added as portfolio managers for Series A. Therefore, the following information should be added under the heading "Portfolio manager" on page 40 of the Statement of Additional Information:

	Registered investment companies		Other pooled investment vehicles		Other accounts
Portfolio Manager (Funds managed)	Number	Assets managed (in millions)	Number	Assets managed (in millions)	Number		Assets managed (in millions)
Jonathan Davies (a)	9	$6,339	17	$10,807	11	(1)	$3,288
Andreas Koester (a)	10	$6,673	17	$10,793	14	(2)	$3,463

(a)  Andreas Koester and Jonathon Davies began managing the Fund effective October 2009. The information provided is as of June 30, 2009.

(1)  Two accounts with approximate assets of $245,000 were calculated with the June 30, 2009 exchange rate of 1.40466.

(2)  Two accounts with approximate assets of $730,000 were calculated with the June 30, 2009 exchange rate of 1.40480.

PLEASE BE SURE TO RETAIN THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2009.

Code: ZS-394